[LOGO]                                            Annual Report



                               December 31, 2000

                               Classes A, B, C, T, and I




                                                  U.S. Equity Funds
                                                  Pilgrim Growth Opportunities
                                                  Pilgrim MidCap Opportunities
                                                  Pilgrim SmallCap Opportunities

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Pilgrim
Funds
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            Letter to Shareholders .......................     1
            Portfolio Managers' Reports ..................     2
            Index Descriptions ...........................     8
            Report of Independent Auditors ...............     9
            Statements of Assets and Liabilities .........    10
            Statements of Operations .....................    12
            Statements of Changes in Net Assets ..........    13
            Financial Highlights .........................    14
            Notes to Financial Statements ................    17
            Portfolios of Investments ....................    23
            Shareholder Meeting ..........................    29
            Tax Information ..............................    31

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Pilgrim
Funds
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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the December 31, 2000 Annual Report for the Pilgrim Funds.

On September 1, 2000 ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor. There are three U.S. Equity Funds included in this Annual Report.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, Inc.
February  8, 2001

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM GROWTH OPPORTUNITIES FUND                               Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio
Manager

Goal: The Fund seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2000 turned out to be almost a mirror image of the previous year, as conservative, value-oriented strategies outperformed aggressive growth portfolios. In fact, the year was actually two years in one -- the first one lasted until March as the markets surged, and the second lasted the rest of the year as equities steadily declined. The Federal Reserve's policy of restraining the US economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession as we closed the year 2000. While the US economy grew 8.3% in the final quarter of 1999, the Federal Reserve had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. In the stock market, the first half of the year was characterized by continued strength in earnings growth, but the second half of the year was plagued by earnings shortfalls, downward revisions, and reduced visibility. Adding to the economic woes plaguing the market at year-end was the political uncertainty surrounding the Presidential election.

In this environment, equity investors were clearly defensive as utilities and health care were leading sectors as the market favored companies with predictable, stable earnings. After spectacular gains in 1999, the technology and telecommunications sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated. Financial stocks also outperformed once the Federal Reserve stopped raising interest rates in May, and the energy sector also had a good year as oil and natural gas prices surged to record levels.

Returns were widely dispersed across the major US equity benchmarks and were extremely volatile. After a record year in 1999 and surge to start 2000, the NASDAQ Composite Index plummeted to its worst year in the history of the index, falling 39.3% for the year. In fact, the NASDAQ was up 24% through early March and then declined 51% over the remainder of the year. The one bright spot was the S&P Midcap 400 Index, which gained 17.5% in 2000. The rest of the major benchmarks all finished 2000 in negative territory. The Russell 2000 Index fell 3.0%, the Dow Jones Industrial Average dropped 6.2%, and the S&P 500 Index slumped 9.1%.

Performance: The Pilgrim Growth Opportunities Fund Class A shares returned -19.11%, excluding sales charges, during the year 2000, underperforming the S&P 500 Index, which returned -9.11%. The Fund's strategy of investing in high growth, high beta stocks caused the underperformance in a market environment that favored value investors.

Early in the spring, the Fund moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in themes such as "New Financial Structures," the "Telecommunications Explosion," and "Re-Energizing America." We expect the Federal Reserve to begin aggressively cutting interest rates, providing a boost to financial shares, while the fundamentals and visibility of earnings growth in the energy and utility sectors are particularly appealing. At the same time, we have been adding telecommunications shares with attractive valuations. The market began to price in a recession at the end of the fourth quarter, and looking ahead, we would seek to get more aggressive in the technology sector as the Federal Reserve lowers rates in response to the sharp economic slowdown.

Among the individual stocks that were significant contributors to performance during 2000 were American Eagle Outfitters, Inc., El Paso Energy Corp., UnitedHealth Group Inc., and Tenet Healthcare Corp.

Market Outlook: The political events that took place at the end of 2000 temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money managers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

In an economy that will continue to grow, but at a slower rate, company performance will vary widely, and

Portfolio
Manager's Report                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

                                        6/5/95       12/95       12/96       12/97       12/98        12/99     12/31/00
                                        ------       -----       -----       -----       -----        -----     --------
Pilgrim Growth Opportunities Fund
 Class A With Sales Charge               9,425      10,514      12,674      15,664      19,362       3,7418      30,267
Pilgrim Growth Opportunities Fund
 Class A Without Sales Charge           10,000      11,154      13,445      16,617      20,540       3,9694      32,108
S&P 500 Index                           10,000      11,661      14,336      19,118      24,581       2,9752      27,044

                                    Average Annual Total Returns for the periods ended December 31, 2000
                             -----------------------------------------------------------------------------------
                                                                           Since Inception       Since Inception
                                                                         of Class A, B and C       of Class I
                                1 Year         5 Year       10 Year             6/5/95               3/31/97
                             ------------   -----------   -----------   ---------------------   ----------------
Including Sales Charge:
  Class A(1)                     -23.75%        22.09%           --              21.95%                  --
  Class B(2)                     -24.66%        22.53%           --              22.37%                  --
  Class C(3)                     -20.65%        22.73%           --              22.45%                  --
  Class T(4)                     -23.60%        22.77%        18.10%                --                   --
  Class I                        -18.74%           --            --                 --                26.62%
Excluding Sales Charge:
  Class A                        -19.11%        23.55%           --              23.25%                  --
  Class B                        -19.66%        22.71%           --              22.44%                  --
  Class C                        -19.65%        22.73%           --              22.45%                  --
  Class T                        -19.60%        22.77%        18.10%                --                   --
  Class I                        -18.74%           --            --                 --                26.62%
S&P 500 Index                     -9.11%        18.33%        17.44%             19.52%               17.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim Growth Opportunities Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4.00% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in Initial Public Offerings (IPO's) which may significantly impact performance.

                 See accompanying index descriptions on page 8.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP OPPORTUNITIES FUND                               Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio
Manager

Goal: The Fund seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2000 turned out to be almost a mirror image of the previous year, as conservative, value-oriented strategies outperformed aggressive growth portfolios. In fact, the year was actually two years in one -- the first one lasted until March as the markets surged, and the second lasted the rest of the year as equities steadily declined. The Federal Reserve's policy of restraining the US economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession as we closed the year 2000. While the US economy grew 8.3% in the final quarter of 1999, the Federal Reserve had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. In the stock market, the first half of the year was characterized by continued strength in earnings growth, but the second half of the year was plagued by earnings shortfalls, downward revisions, and reduced visibility. Adding to the economic woes plaguing the market at year-end was the political uncertainty surrounding the Presidential election.

In this environment, equity investors were clearly defensive as utilities and health care were leading sectors as the market favored companies with predictable, stable earnings. After spectacular gains in 1999, the technology and telecommunications sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated. Financial stocks also outperformed once the Federal Reserve stopped raising interest rates in May, and the energy sector also had a good year as oil and natural gas prices surged to record levels.

Returns were widely dispersed across the major US equity benchmarks and were extremely volatile. After a record year in 1999 and surge to start 2000, the NASDAQ Composite Index plummeted to its worst year in the history of the index, falling 39.3% for the year. In fact, the NASDAQ was up 24% through early March and then declined 51% over the remainder of the year. The one bright spot was the S&P Midcap 400 Index, which gained 17.5% in 2000. The rest of the major benchmarks all finished 2000 in negative territory. The Russell 2000 Index fell 3.0%, the Dow Jones Industrial Average dropped 6.2%, and the S&P 500 Index slumped 9.1%.

Performance: The Pilgrim MidCap Opportunities Fund Class A shares dropped 0.35%, excluding sales charges, in the year 2000, underperforming the S&P Midcap 400 Index, which returned 17.5%. The Fund's strategy of investing in high growth, high beta stocks caused the underperformance relative to a benchmark that benefited from value-oriented sectors, such as utilities and energy.

Early in the spring, the Fund moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in themes such as "Flourishing in the Managed Care Environment," the "Life Sciences Revolution," and "Re-Energizing America." These themes position the Fund to take advantage of the visibility and earnings growth prospects of the energy, utility, and select health care industries. In addition, we have been using a slightly higher cash balance to add select telecommunications and semiconductor shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and looking ahead, we would seek to get more aggressive in the technology sector as the Federal Reserve lowers rates in response to the sharp economic slowdown.

Among the individual stocks that were significant contributors to performance during 2000 were Community Health Systems, Inc., Quest Diagnostics Inc., EOG Resources, Inc., and Kinder Morgan, Inc.

Market Outlook: The political events that took place at the end of 2000 temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money managers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

Portfolio
Manager's Report                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

In an economy that will continue to grow, but at a slower rate, company performance will vary widely, and thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

                                           8/20/98        12/98        12/99      12/31/00
                                           -------        -----        -----      --------
Pilgrim MidCap Opportunities Fund
 Class A With Sales Charge                  9,425        12,215       24,826       24,739
Pilgrim MidCap Opportunities Fund
 Class A Without Sales Charge              10,000        12,960       26,340       26,248
S&P MidCap 400 Index                       10,000        14,042       16,106       18,916

                                 Average Annual Total Returns for the
                                    periods ended December 31, 2000
                                 -------------------------------------
                                                   Since Inception
                                                of Class A, B, C and I
                                    1 Year             8/20/98
                                 -----------   -----------------------
Including Sales Charge:
  Class A(1)                         -6.08%              46.55%
  Class B(2)                         -6.13%              48.64%
  Class C(3)                         -2.03%              49.17%
  Class I                             0.08%              50.66%
Excluding Sales Charge:
  Class A                            -0.35%              50.26%
  Class B                            -1.13%              49.37%
  Class C                            -1.03%              49.17%
  Class I                             0.08%              50.66%
S&P MidCap 400 Index                 17.51%              30.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in Initial Public Offerings (IPO's) which may significantly impact performance. Securities of mid-size companies may be more susceptible to price savings than investments in larger companies.

                 See accompanying index descriptions on page 8.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP OPPORTUNITIES FUND                             Manager's Report
--------------------------------------------------------------------------------

Management Team: Mary Lisanti, Executive Vice President and Portfolio Manager

Goal: The Fund seeks capital appreciation by investing at least 65% of its total assets in the common stock of smaller lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The year 2000 turned out to be almost a mirror image of the previous year, as conservative, value-oriented strategies outperformed aggressive growth portfolios. In fact, the year was actually two years in one -- the first one lasted until March as the markets surged, and the second lasted the rest of the year as equities steadily declined. The Federal Reserve's policy of restraining the US economy's growth through interest rate hikes totaling 175 basis points was successful, and it may have been too successful as the stock and bond markets were pricing a severe slowdown or even an outright recession as we closed the year 2000. While the US economy grew 8.3% in the final quarter of 1999, the Federal Reserve had engineered a slowdown to cut economic growth to 2.2% by the third quarter of 2000. In the stock market, the first half of the year was characterized by continued strength in earnings growth, but the second half of the year was plagued by earnings shortfalls, downward revisions, and reduced visibility. Adding to the economic woes plaguing the market at year-end was the political uncertainty surrounding the Presidential election.

In this environment, equity investors were clearly defensive as utilities and health care were leading sectors as the market favored companies with predictable, stable earnings. After spectacular gains in 1999, the technology and telecommunications sectors suffered as the demand outlook dimmed, and their access to the capital markets virtually evaporated. Financial stocks also outperformed once the Federal Reserve stopped raising interest rates in May, and the energy sector also had a good year as oil and natural gas prices surged to record levels.

Returns were widely dispersed across the major US equity benchmarks and were extremely volatile. After a record year in 1999 and surge to start 2000, the NASDAQ Composite Index plummeted to its worst year in the history of the index, falling 39.3% for the year. In fact, the NASDAQ was up 24% through early March and then declined 51% over the remainder of the year. The one bright spot was the S&P Midcap 400 Index, which gained 17.5% in 2000. The rest of the major benchmarks all finished 2000 in negative territory. The Russell 2000 Index fell 3.0%, the Dow Jones Industrial Average dropped 6.2%, and the S&P 500 Index slumped 9.1%.

Performance: The Pilgrim SmallCap Opportunities Fund Class A shares returned -6.04%, excluding sales charges, during the year 2000, underperforming the Russell 2000 Index, which returned -3.02%. The Fund's strategy of investing in high growth, high beta stocks caused the underperformance in a market environment that favored value investors.

Early in the spring, the Fund moved out of technology shares and into more "defensive" names, and we exited the year with significant weightings in themes such as "Flourishing in the Managed Care Environment," the "Life Sciences Revolution," and "Re-Energizing America." These themes position the Fund to take advantage of the visibility and earnings growth prospects of the energy, utility, and select health care industries. In addition, we have been using a slightly higher cash balance to add select telecommunications and semiconductor shares at attractive valuations. The market began to price in a recession at the end of the fourth quarter, and looking ahead, we would seek to get more aggressive in the technology sector as the Federal Reserve lowers rates in response to the sharp economic slowdown.

Among the individual stocks that were significant contributors to performance during 2000 were Lifepoint Hospitals, Laboratory Corporation of America, Albany Molecular Research, and Manugistics Group.

Market Outlook: The political events that took place at the end of 2000 temporarily took the focus off a market that continues to increase in complexity. The reality is that the US economy has slowed dramatically and that the corporate earnings outlook has become increasingly unstable. However, this instability will create opportunities for individual companies and money managers to significantly outperform their peers, as the secular changes in the modern economy will outweigh the cyclical changes. The powerful cyclical trends of the recent past have masked many fundamental transformations that have taken place due to technological innovation and globalization.

Portfolio
Manager's Report                             PILGRIM SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

In an economy that will continue to grow, but at a slower rate, company performance will vary widely, and thus stock prices will vary as well. We have referred to this in the past as a "market of stocks," where certain companies can significantly outperform, versus a "stock market," where broad sector bets are profitable. As we start to see dispersions in earnings growth within sectors, active portfolio managers will have the opportunity to significantly outperform their benchmarks. In this environment, the combination of a top-down thematic approach and bottoms-up research with a focus on identifying inflection points will provide a formula for identifying stocks within the broader market that will flourish in the changing economy.

                                         6/5/95         12/95        12/96        12/97         12/98        12/99      12/31/00
                                         ------         -----        -----        -----         -----        -----      --------
Pilgrim SmallCap Opportunities Fund
 Class A With Sales Charge                9,425        10,577       12,498       14,363        15,453       38,158       35,855
Pilgrim SmallCap Opportunities Fund
 Class A Without Sales Charge            10,000        11,220       13,258       15,237        16,393       40,480       38,036
Russell 2000 Index                       10,000        11,808       13,756       16,832        16,404       19,890       19,289

                                    Average Annual Total Returns for the periods ended December 31, 2000
                             -----------------------------------------------------------------------------------
                                                                           Since Inception       Since Inception
                                                                         of Class A, B and C       of Class I
                                1 Year         5 Year       10 Year             6/5/95               4/1/99
                             ------------   -----------   -----------   ---------------------   ----------------
Including Sales Charge:
  Class A(1)                   -11.44%         26.15%           --              25.71%                  --
  Class B(2)                   -11.71%         26.62%           --              26.11%                  --
  Class C(3)                    -7.76%         26.72%           --              26.14%                  --
  Class T(4)                   -10.52%         26.93%        22.41%                --                   --
  Class I                       -5.21%            --            --                 --                57.81%
Excluding Sales Charge:
  Class A                       -6.04%         26.66%           --              27.05%                  --
  Class B                       -6.71%         26.77%           --              26.17%                  --
  Class C                       -6.76%         26.72%           --              26.14%                  --
  Class T                       -6.52%         26.93%        22.41%                --                   --
  Class I                       -5.21%            --            --                 --                57.81%
Russell 2000 Index              -3.02%         10.31%        15.53%             12.49%               13.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim SmallCap Opportunities Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4.00% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in Initial Public Offerings (IPO's) which may significantly impact performance.

                 See accompanying index descriptions on page 8.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small companies.

The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted.

The S&P MidCap Index is an unmanaged index that measures the performance of 800 smaller companies.

The S&P Mid Cap 400 Index is an unmanaged index which measures the performance of the mid-size company segment of the U.S. market.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.



















                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Boards of Trustees of Pilgrim Growth Opportunities Fund, Pilgrim SmallCap Opportunities Fund and Pilgrim Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Pilgrim Growth Opportunities Fund, the Pilgrim SmallCap Opportunities Fund, and the Pilgrim MidCap Opportunities Fund (the one fund comprising Pilgrim Equity Trust) as of December 31, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. For all periods ending prior to January 1, 2000 the statements of changes in net assets and financial highlights were audited by other auditors whose report thereon dated February 17, 2000 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, excluding those financial statements and financial highlights which were indicated above as having been audited by others, present fairly, in all material respects, the financial position of each of the aforementioned funds as of December 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP


Los Angeles, California
February 26, 2001

-------
Pilgrim
Funds
-------

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2000
--------------------------------------------------------------------------------


                                                                   Pilgrim         Pilgrim           Pilgrim
                                                                    Growth          MidCap          SmallCap
                                                                Opportunities    Opportunities    Opportunities
                                                                -------------    -------------    -------------
ASSETS:
Investments in securities, at market value*                     $ 713,127,214    $ 140,783,744    $ 526,613,948
Short-term investments, at amortized cost                          23,560,000       19,013,000       44,782,000
Cash                                                                      731              524              926
Receivable for investments sold                                     5,319,600               --        6,253,483
Receivable for shares of beneficial interest sold                   2,144,815          638,525               --
Dividends and interest receivable                                     293,129           53,114           26,703
Prepaid expenses                                                       94,833           38,399           91,293
                                                                -------------    -------------    -------------
  Total Assets                                                    744,540,322      160,527,306      577,768,353
                                                                -------------    -------------    -------------
LIABILITIES:
Payable for investments purchased                                  11,801,330          926,640               --
Payable for shares of beneficial interest reacquired                3,704,806          850,272        2,682,302
Payable to affiliate                                                  975,410          185,601          853,224
Other accrued expenses and liabilities                                407,363           63,695          517,421
                                                                -------------    -------------    -------------
  Total Liabilities                                                16,888,909        2,026,208        4,052,947
                                                                -------------    -------------    -------------
NET ASSETS                                                      $ 727,651,413    $ 158,501,098    $ 573,715,406
                                                                =============    =============    =============
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial interest, $0.01 par
  value outstanding (unlimited shares authorized)               $ 788,899,359    $ 146,620,908    $ 451,036,924
 Accumulated net investment income                                         --               --               --
 Accumulated net realized loss on investments                     (78,055,059)      (5,081,099)     (20,228,009)
 Net unrealized appreciation of investments                        16,807,113       16,961,289      142,906,491
                                                                -------------    -------------    -------------
 Net Assets                                                     $ 727,651,413    $ 158,501,098    $ 573,715,406
                                                                =============    =============    =============
 *Cost of securities                                            $ 696,320,101    $ 123,822,455    $ 383,707,457
                                                                =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2000
--------------------------------------------------------------------------------

                                                                  Pilgrim            Pilgrim             Pilgrim
                                                                   Growth             MidCap             SmallCap
                                                               Opportunities      Opportunities       Opportunities
                                                               -------------      -------------       ------------
Class A:
 Net Assets                                                     $206,589,875       $ 25,741,646       $177,286,091
 Shares outstanding                                                8,116,609          1,346,491          3,758,174
 Net asset value and redemption value per share
  (net assets/shares outstanding)                               $      25.45       $      19.12       $      47.17
 Maximum offering price per share (net asset value plus
  sales charge of 5.75% of offering price)                      $      27.01       $      20.28       $      50.05

Class B:
 Net Assets                                                     $224,298,982       $ 35,550,561       $266,348,283
 Shares outstanding                                                9,310,243          1,891,519          5,966,481
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                               $      24.09       $      18.79       $      44.64

Class C:
 Net Assets                                                     $130,388,833       $ 25,939,067       $104,093,995
 Shares outstanding                                                5,402,991          1,385,788          2,336,880
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                               $      24.13       $      18.72       $      44.54

Class I:
 Net Assets                                                     $108,005,435       $ 68,006,118       $        265
 Shares outstanding                                                4,146,677          3,531,454                  6
 Net asset value, offering price and redemption price per
  share (net assets/shares outstanding)                         $      26.05       $      19.26       $      47.47(2)

Class Q:
 Net Assets                                                     $ 10,273,668       $  3,263,706       $  2,545,338
 Shares outstanding                                                  403,180            170,311             53,929
 Net asset value, offering price and redemption price per
  share (net assets/shares outstanding)                         $      25.48       $      19.16       $      47.20

Class T:
 Net Assets                                                     $ 48,094,620                N/A       $ 23,441,434
 Shares outstanding                                                1,979,661                N/A            520,420
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                               $      24.29                N/A       $      45.04

(1) Redemption price per share varies with length of time Class B, C and T shares are held.

(2) Actual net asset value differs from calculated net asset value due to rounding.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

          STATEMENTS OF OPERATIONS for the year ended December 31, 2000
--------------------------------------------------------------------------------

                                                             Pilgrim            Pilgrim            Pilgrim
                                                              Growth            MidCap             SmallCap
                                                          Opportunities      Opportunities      Opportunities
                                                          -------------      -------------      -------------
INVESTMENT INCOME:
Dividends                                                 $   2,931,434      $     413,143      $     614,237
Interest                                                      1,364,416            560,889          2,120,653
                                                          -------------      -------------      -------------
Total investment income                                       4,295,850            974,032          2,734,890
                                                          -------------      -------------      -------------
EXPENSES:
Investment advisory fees                                      5,951,486          1,439,697          5,594,488
Distribution fees:
 Class A                                                        606,227             61,730            585,069
 Class B                                                      2,064,851            273,856          3,213,859
 Class C                                                      1,053,127            198,779          1,261,617
 Class I                                                             --                 --                 --
 Class T                                                        645,962                 --            284,800
 Class Q                                                         17,579              3,614              3,349
Administrative service fees                                     868,829            155,988            826,269
Transfer agent fees and expenses                                555,472            109,413            542,846
Registration fees                                               344,099             48,244             85,229
Accounting and custodian fees                                   176,223             49,422            210,233
Shareholder Reporting                                           266,464             50,978            268,242
Professional fees                                                99,148             35,368            180,320
Trustee fees                                                     24,758              4,892             32,598
Miscellaneous                                                       523                662            182,082
                                                          -------------      -------------      -------------
  Total expenses                                             12,674,748          2,432,643         13,271,001
                                                          -------------      -------------      -------------
     Net investment loss                                     (8,378,898)        (1,458,611)       (10,536,111)
                                                          -------------      -------------      -------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain (loss) on investments                    (44,978,445)         7,746,077        (16,488,885)
 Net change in unrealized depreciation of investments      (137,522,500)       (15,822,878)       (45,920,205)
                                                          -------------      -------------      -------------
  Net realized and unrealized loss from investments        (182,500,945)        (8,076,801)       (62,409,090)
                                                          -------------      -------------      -------------
     NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                     $(190,879,843)     $  (9,535,412)     $ (72,945,201)
                                                          =============      =============      =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                Pilgrim Growth Opportunities              Pilgrim MidCap Opportunities
                                              --------------------------------          --------------------------------
                                                Year Ended         Year Ended            Year Ended          Year Ended
                                               December 31,       December 31,           December 31,       December 31,
                                                   2000               1999                   2000               1999
                                              -------------      -------------          -------------      -------------
FROM OPERATIONS:
Net investment loss                           $  (8,378,898)     $  (2,696,734)         $  (1,458,611)     $    (533,884)
Net realized gain (loss) on investments         (44,978,445)        99,757,033              7,746,077         15,933,086
Net change in unrealized appreciation
 (depreciation) of investments                 (137,522,500)        83,704,065            (15,822,878)        23,414,702
                                              -------------      -------------          -------------      -------------
Net increase (decrease) in net assets
 resulting from operations                     (190,879,843)       180,764,364             (9,535,412)        38,813,904
                                              -------------      -------------          -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investments              (41,120,168)      (103,343,720)           (15,667,624)       (10,428,057)
                                              -------------      -------------          -------------      -------------
Net decrease in net assets resulting
 from distributions                             (41,120,168)      (103,343,720)           (15,667,624)       (10,428,057)
                                              -------------      -------------          -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                726,623,810        138,399,126            106,404,210         15,834,997
Net asset value of shares resulting
 from dividend reinvestment                      30,960,648         94,714,507             12,544,986         10,198,746
Cost of shares redeemed                        (225,228,540)       (64,957,986)           (22,301,858)        (1,640,736)
                                              -------------      -------------          -------------      -------------
Net increase in net assets resulting
 from capital share transactions                532,355,918        168,155,647             96,647,338         24,393,007
                                              -------------      -------------          -------------      -------------
Net increase in net assets                      300,355,907        245,576,291             71,444,302         52,778,854

NET ASSETS:
Beginning of year                               427,295,506        181,719,215             87,056,796         34,277,942
                                              -------------      -------------          -------------      -------------
End of year                                   $ 727,651,413      $ 427,295,506          $ 158,501,098      $  87,056,796
                                              =============      =============          =============      =============

                                                Pilgrim SmallCap Opportunities
                                              --------------------------------
                                                Year Ended         Year Ended
                                               December 31,       December 31,
                                                   2000               1999
                                              -------------      -------------
FROM OPERATIONS:
Net investment loss                           $ (10,536,111)     $  (4,533,770)
Net realized gain (loss) on investments         (16,488,885)       148,711,313
Net change in unrealized appreciation
 (depreciation) of investments                  (45,920,205)       125,857,120
                                              -------------      -------------
Net increase (decrease) in net assets
 resulting from operations                      (72,945,201)       270,034,663
                                              -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investments              (99,067,878)       (49,037,189)
                                              -------------      -------------
Net decrease in net assets resulting
 from distributions                             (99,067,878)       (49,037,189)
                                              -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                488,213,149        120,520,056
Net asset value of shares resulting
 from dividend reinvestment                      69,587,907         33,630,861
Cost of shares redeemed                        (306,341,551)       (98,356,454)
                                              -------------      -------------
Net increase in net assets resulting
 from capital share transactions                251,459,505         55,794,463
                                              -------------      -------------
Net increase in net assets                       79,446,426        276,791,937

NET ASSETS:
Beginning of year                               494,268,980        217,477,043
                                              -------------      -------------
End of year                                   $ 573,715,406      $ 494,268,980
                                              =============      =============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM GROWTH OPPORTUNITIES FUND                                     Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                Class A
                                                                         Year ended December 31,
                                                         --------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period            $      33.17        26.06        21.26        17.92        15.53
 Net investment income (loss)                    $      (0.21)       (0.15)       (0.08)        0.03         0.02
 Net realized and unrealized gain (loss) on
 investments                                     $      (6.02)       20.10         5.09         4.16         3.18
 Total from investment operations                $      (6.23)       19.95         5.01         4.19         3.20
 Distributions from net realized gain            $      (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Total distributions                             $      (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Net asset value, end of period                  $      25.45        33.17        26.06        21.26        17.92
 Total return(2)                                 %     (19.11)       93.26        23.61        23.59        20.54
Ratios and supplemental data:
 Net assets, end of period (000s)                $    206,590      101,260       29,358        9,334        4,750
 Ratio of expenses to average net assets after
 reimbursement                                   %       1.46         1.39         1.37         1.37          150
 Ratio of expenses to average net assets prior
 to expense reimbursement                        %       1.46         1.39         1.37         1.40         1.56
 Ratio of net investment income (loss) to
 average net assets                              %      (0.86)       (0.98)       (0.47)        0.04         0.11
 Portfolio turnover                              %        326          286           98           32           62

                                                                                Class B
                                                                         Year ended December 31,
                                                         --------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period            $      31.70        25.46        20.93        17.76        15.50
 Net investment income (loss)                    $      (0.35)       (0.18)       (0.23)       (0.15)       (0.06)
 Net realized and unrealized gain (loss) on
 investments                                     $      (5.77)       19.26         4.97         4.17         3.13
 Total from investment operations                $      (6.12)       19.08         4.74         4.02         3.07
 Distributions from net realized gain            $      (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Total distributions                             $      (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Net asset value, end of period                  $      24.09        31.70        25.46        20.93        17.76
 Total return(2)                                 %     (19.66)       91.84        22.69        22.84        19.74
Ratios and supplemental data:
 Net assets, end of period (000s)                $    224,299       88,305       15,480        8,815        4,444
 Ratio of expenses to average net assets after
 reimbursement                                   %       2.16         2.10         2.13         2.14         2.20
 Ratio of expenses to average net assets prior
 to expense reimbursement                        %       2.16         2.10         2.13         2.14         2.24
 Ratio of net investment income (loss) to
 average net assets                              %      (1.56)       (1.69)       (1.26)       (0.95)       (0.55)
 Portfolio turnover                              %        326          286           98           32           62

                                                                                Class C
                                                                         Year ended December 31,
                                                         --------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period            $      31.75        25.48        20.91        17.76        15.50
 Net investment income (loss)                    $      (0.31)       (0.10)       (0.27)       (0.13)       (0.05)
 Net realized and unrealized gain (loss) on
 investments                                     $      (5.82)       19.21         5.05         4.13         3.12
 Total from investment operations                $      (6.13)       19.11         4.78         4.00         3.07
 Distributions from net realized gain            $      (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Total distributions                             $      (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Net asset value, end of period                  $      24.13        31.75        25.48        20.91        17.76
 Total return(2)                                 %     (19.65)       91.90        22.90        22.73        19.74
Ratios and supplemental data:
 Net assets, end of period (000s)                $    130,389       21,006        1,625        1,152          365
 Ratio of expenses to average net assets after
 reimbursement                                   %       2.16         2.10         2.13         2.17         2.20
 Ratio of expenses to average net assets prior
 to expense reimbursement                        %       2.16         2.10         2.13         2.17         2.35
 Ratio of net investment income (loss) to
 average net assets                              %      (1.56)       (1.69)       (1.24)       (1.00)       (0.57)
 Portfolio turnover                              %        326          286           98           32           62

                                                                                Class T
                                                                         Year ended December 31,
                                                         --------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period            $      31.93        25.59        21.02        17.82        15.53
 Net investment income (loss)                    $      (0.50)       (0.39)       (0.36)       (0.17)       (0.06)
 Net realized and unrealized gain (loss) on
 investments                                     $      (5.65)       19.57         5.14         4.22         3.16
 Total from investment operations                $      (6.15)       19.18         4.78         4.05         3.10
 Distributions from net realized gain            $      (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Total distributions                             $      (1.49)      (12.84)       (0.21)       (0.85)       (0.81)
 Net asset value, end of period                  $      24.29        31.93        25.59        21.02        17.82
 Total return(2)                                 %     (19.60)       91.72        22.79        22.94        19.90
Ratios and supplemental data:
 Net assets, end of period (000s)                $     48,095       83,772       52,023       73,674       70,406
 Ratio of expenses to average net assets after
 reimbursement                                   %       2.11         2.03         2.05         2.03        2.00
 Ratio of expenses to average net assets prior
 to expense reimbursement                        %       2.11         2.03         2.05         2.03        2.04
 Ratio of net investment income (loss) to
 average net assets                              %      (1.51)       (1.62)       (1.19)       (0.81)      (3.05)
 Portfolio turnover                              %        326          286           98           32          62


                                                                            Class I
                                                                     Period ended December 31,
                                                         ---------------------------------------------
                                                         2000         1999         1998        1997(1)
                                                         ----         ----         ----        -------
Per Share Operating Performance:
 Net asset value, beginning of period            $      33.76        26.28        21.36        17.90
 Net investment income (loss)                    $      (0.15)       (0.17)       (0.05)        0.01
 Net realized and unrealized gain (loss) on
 investments                                     $      (6.07)       20.49         5.18         4.30
 Total from investment operations                $      (6.22)       20.32         5.13         4.31
 Distributions from net realized gain            $      (1.49)      (12.84)       (0.21)       (0.85)
 Total distributions                             $      (1.49)      (12.84)       (0.21)       (0.85)
 Net asset value, end of period                  $      26.05        33.76        26.28        21.36
 Total return(2)                                 %     (18.74)       93.86        24.06        24.29
Ratios and supplemental data:
 Net assets, end of period (000s)                $    108,005      132,953       83,233      113,529
 Ratio of expenses to average net assets after
 reimbursement                                   %       1.16         1.00         1.00         1.02 (3)
 Ratio of expenses to average net assets prior
 to expense reimbursement                        %       1.16         1.00         1.00         1.02 (3)
 Ratio of net investment income (loss) to
 average net assets                              %      (0.56)       (0.61)       (0.13)        0.08 (3)
 Portfolio turnover                              %        326          286           98           32

----------
(1)  Class I commenced operations on March 31, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than a year.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                     PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class A                                Class B
                                                             Year ended                             Year ended
                                                              Dec. 31,                               Dec. 31,
                                                   -------------------------------        -------------------------------
                                                   2000         1999       1998(1)        2000         1999       1998(1)
                                                   ----         ----       -------        ----         ----       -------
Per Share Operating Performance
 Net asset value, beginning of period    $        21.29        12.96        10.00        21.12        12.97        10.00
 Net investment loss                     $        (0.15)       (0.09)       (0.03)       (0.24)       (0.07)       (0.03)
 Net realized and unrealized gain on
 investments                             $         0.16        12.01         2.99         0.09        11.81         3.00
 Total from investment operations        $         0.01        11.92         2.96        (0.15)       11.74         2.97
 Distributions from net
 realized gain                           $        (2.18)       (3.59)          --        (2.18)       (3.59)          --
 Total distributions                     $        (2.18)       (3.59)          --        (2.18)       (3.59)          --
 Net asset value, end of period          $        19.12        21.29        12.96        18.79        21.12        12.97
 Total return(2):                        %        (0.35)      103.24        29.60        (1.13)      101.73        29.70
Ratios and supplemental data:
 Net assets, end of period (000s)        $       25,742        6,291          610       35,551        8,252          140
 Ratio of expenses to average net
 assets after reimbursement(3)           %         1.66         1.74         1.80         2.36         2.40         2.50
 Ratio of expenses to average net
 assets prior to expense
 reimbursement(3)                        %         1.66         1.74         2.42         2.36         2.40         3.27
 Ratio of net investment loss to
 average net assets(3)                   %        (0.96)       (1.34)       (1.10)       (1.66)       (2.00)       (2.05)
 Portfolio turnover                      %          188          201           61          188          201           61

                                                              Class C                                Class I
                                                             Year ended                             Year ended
                                                              Dec. 31,                               Dec. 31,
                                                   -------------------------------        -------------------------------
                                                   2000         1999       1998(1)        2000         1999       1998(1)
                                                   ----         ----       -------        ----         ----       -------
Per Share Operating Performance
 Net asset value, beginning of period    $        21.03        12.96        10.00        21.34        12.99        10.00
 Net investment loss                     $        (0.24)       (0.07)       (0.04)       (0.13)       (0.15)       (0.02)
 Net realized and unrealized gain on
 investments                             $         0.11        11.73         3.00         0.23        12.09         3.01
 Total from investment operations        $        (0.13)       11.66         2.96         0.10        11.94         2.99
 Distributions from net
 realized gain                           $        (2.18)       (3.59)          --        (2.18)       (3.59)          --
 Total distributions                     $        (2.18)       (3.59)          --        (2.18)       (3.59)          --
 Net asset value, end of period          $        18.72        21.03        12.96        19.26        21.34        12.99
 Total return(2):                        %        (1.03)      101.16        29.60         0.08       103.19        29.90
Ratios and supplemental data:
 Net assets, end of period (000s)        $       25,939        4,560           87       68,006       67,954       33,441
 Ratio of expenses to average net
 assets after reimbursement(3)           %         2.36         2.36         2.50         1.36         1.41         1.50
 Ratio of expenses to average net
 assets prior to expense
 reimbursement(3)                        %         2.36         2.36         3.22         1.36         1.41         2.01
 Ratio of net investment loss to
 average net assets(3)                   %        (1.66)       (1.98)       (2.04)       (0.66)       (1.04)       (0.70)
 Portfolio turnover                      %          188          201           61          188          201           61

----------
(1)  Fund commenced operations on August 20, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM SMALLCAP OPPORTUNITIES FUND                                   Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 Class A
                                                                                Year Ended
                                                                               December 31,
                                                         --------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period            $      59.35        29.00        27.77        24.72        20.92
 Net investment loss                             $      (0.54)       (0.32)       (0.27)       (0.02)       (0.04)
 Net realized and unrealized gain (loss) on
 investments                                     $      (2.74)       38.23         2.23         3.68         3.84
 Total from investment operations                $      (3.28)       37.91         1.96         3.66         3.80
 Distributions from net realized gain            $      (8.90)       (7.56)       (0.73)       (0.61)          --
 Total distributions                             $      (8.90)       (7.56)       (0.73)       (0.61)          --
 Net asset value, end of period                  $      47.17        59.35        29.00        27.77        24.72
 Total return(2)                                 %      (6.04)      146.94         7.59        14.92        18.16
Ratios and supplemental data:
 Net assets, end of period (000s)                $    177,286      123,377       45,461       78,160       65,660
 Ratio of expenses to average net
 assets after reimbursement                      %       1.45         1.43         1.47         1.43         1.46
 Ratio of expenses to average net
 assets prior to expense reimbursement           %       1.45         1.43         1.47         1.43         1.47
 Ratio of net investment loss to
 average net assets                              %      (1.05)       (1.21)       (0.70)       (0.07)       (0.30)
 Portfolio turnover                              %        134          223          257          175          140

                                                                                 Class B
                                                                                Year Ended
                                                                               December 31,
                                                         --------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period            $      57.06        28.26        27.27        24.46        20.84
 Net investment loss                             $      (0.96)       (0.60)       (0.48)       (0.19)       (0.12)
 Net realized and unrealized gain (loss) on
 investments                                     $      (2.56)       36.96         2.20         3.61         3.74
 Total from investment operations                $      (3.52)       36.36         1.72         3.42         3.62
 Distributions from net realized gain            $      (8.90)       (7.56)       (0.73)       (0.61)          --
 Total distributions                             $      (8.90)       (7.56)       (0.73)       (0.61)          --
 Net asset value, end of period                  $      44.64        57.06        28.26        27.27        24.46
 Total return(2)                                 %      (6.71)      145.24         6.84        14.10        17.37
Ratios and supplemental data:
 Net assets, end of period (000s)                $    266,348      264,677      124,065      169,516      126,859
 Ratio of expenses to average net
 assets after reimbursement                      %       2.15         2.15         2.18         2.15         2.17
 Ratio of expenses to average net
 assets prior to expense reimbursement           %       2.15         2.15         2.18         2.15         2.18
 Ratio of net investment loss to
 average net assets                              %      (1.75)       (1.93)       (1.43)       (0.78)       (1.01)
 Portfolio turnover                              %        134          223          257          175          140

                                                                                 Class C
                                                                                Year Ended
                                                                                 Dec. 31,
                                                         --------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period            $      56.98        28.24        27.26        24.46        20.84
 Net investment loss                             $      (0.97)       (0.53)       (0.55)       (0.20)       (0.13)
 Net realized and unrealized gain
 (loss) on investments                           $      (2.57)       36.83         2.26         3.61         3.75
 Total from investment operations                $      (3.54)       36.30         1.71         3.41         3.62
 Distributions from net realized gain            $      (8.90)       (7.56)       (0.73)       (0.61)          --
 Total distributions                             $      (8.90)       (7.56)       (0.73)       (0.61)          --
 Net asset value, end of period                  $      44.54        56.98        28.24        27.26        24.46
 Total return(2)                                 %      (6.76)      145.12         6.81        14.06        17.37
Ratios and supplemental data:
 Net assets, end of period (000s)                $    104,094       72,581       29,746       51,460       37,342
 Ratio of expenses to average net
 assets after reimbursement                      %       2.15         2.18         2.22         2.18         2.20
 Ratio of expenses to average net
 assets prior to expense reimbursement           %       2.15         2.18         2.22         2.18         2.21
 Ratio of net investment loss to average
 net assets                                      %      (1.75)       (1.96)       (1.45)       (0.82)       (1.03)
 Portfolio turnover                              %        134          223          257          175          140

                                                                                 Class T
                                                                                Year Ended
                                                                                 Dec. 31,
                                                         --------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                         ----         ----         ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period            $      57.39        28.36        27.34        24.48        20.84
 Net investment loss                             $      (0.90)       (0.65)       (0.51)       (0.18)       (0.21)
 Net realized and unrealized gain
 (loss) on investments                           $      (2.55)       37.24         2.26         3.65         3.85
 Total from investment operations                $      (3.45)       36.59         1.75         3.47         3.64
 Distributions from net realized gain            $      (8.90)       (7.56)       (0.73)       (0.61)          --
 Total distributions                             $      (8.90)       (7.56)       (0.73)       (0.61)          --
 Net asset value, end of period                  $      45.04        57.39        28.36        27.34        24.48
 Total return(2)                                 %      (6.52)      145.51         6.94        14.29        17.47
Ratios and supplemental data:
 Net assets, end of period (000s)                $     23,441       33,634       18,203       32,800       35,670
 Ratio of expenses to average net
 assets after reimbursement                      %       2.10         2.06         2.10         1.99         2.07
 Ratio of expenses to average net
 assets prior to expense reimbursement           %       2.10         2.06         2.10         1.99         2.11
 Ratio of net investment loss to average
 net assets                                      %      (1.70)       (1.85)       (1.33)       (0.62)       (0.89)
 Portfolio turnover                              %        134          223          257          175          140

                                                              Class I
                                                             Year Ended
                                                              Dec. 31,
                                                         ------------------
                                                         2000       1999(1)
                                                         ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period            $      59.54        31.78
 Net investment loss                             $      (1.00)       (0.08)
 Net realized and unrealized gain
 (loss) on investments                           $      (2.17)       35.40
 Total from investment operations                $      (3.17)       35.32
 Distributions from net realized gain            $      (8.90)       (7.56)
 Total distributions                             $      (8.90)       (7.56)
 Net asset value, end of period                  $      47.47        59.54
 Total return(2)                                 %      (5.21)      126.05
Ratios and supplemental data:
 Net assets, end of period (000s)                $         --           --
 Ratio of expenses to average net
 assets after reimbursement                      %       1.15         0.47  (3)
 Ratio of expenses to average net
 assets prior to expense reimbursement           %       1.15         0.47  (3)
 Ratio of net investment loss to average
 net assets                                      %      (0.75)       (0.35) (3)
 Portfolio turnover                              %        134          223

----------
(1)  Class I commenced operations on April 1, 1999.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2000
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Pilgrim Funds comprising Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund, and Pilgrim Equity Trust, comprising Pilgrim MidCap Opportunities Fund (collectively, the "Funds") are organized under the laws of the Commonwealth of Massachusetts and registered under the Investment Company Act of 1940 as diversified open-end management investment companies.

The Growth Opportunities Fund seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that the Portfolio Manager believes have above average prospects for growth.

The MidCap Opportunities Fund seeks long-term capital appreciation by investing primarily in the common stocks of mid-sized U.S. companies that the Portfolio Manager believes have above average prospects for growth.

The SmallCap Opportunities Fund seeks capital appreciation by investing at least 65% of its total assets in the common stocks of smaller lesser-known U.S. companies that the Portfolio Manager believes have above average prospects for growth.

On October 29, 1999, ReliaStar Financial Corp., the indirect parent company of Northstar Investment Management Corporation ("Northstar"), the investment adviser to the Funds, acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition, Northstar changed its name to Pilgrim Advisors, Inc. Pilgrim Advisors, Inc. merged into Pilgrim Investments, Inc. on April 30, 2000.

On February 29, 2000 Pilgrim SmallCap Opportunities Fund closed to new investors and new exchanges.

On September 1, 2000, ING Groep N.V. (NYSE:ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000.

Security Valuation. Equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend date. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to each Fund or class of shares based upon the relative daily net asset value.

Distributions to Shareholders. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Continued)
--------------------------------------------------------------------------------

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. As of December 31, 2000, the reclassifications were as follows:

                                              Accumulated           Accumulated
                            Paid-in          net investment         net realized
                            capital             income           loss on investments
                            -------             ------           -------------------
Growth Opportunities     $ (8,379,922)       $  8,379,922                    --
MidCap Opportunities          (27,597)          1,457,814          $ (1,430,217)
SmallCap Opportunities    (10,536,111)         10,505,062                31,049

Foreign Currency. The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies,
(2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investments and foreign currency arise from changes in the value of assets and liabilities including investment in securities at fiscal year end, resulting from changes in the exchange rate.

Foreign Currency Forward Contracts. The Funds may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Funds' net equity therein, representing unrealized gain (loss) on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options. The Funds may write (sell) and purchase put and call options. The premium collected or paid by a Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Fund has sold or purchased expires on the stipulated expiration date, the Fund realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Fund's obligation may be discharged in three ways: (1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security; or (3) the Fund enters into a closing transaction. If the option is held until expiration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures Contracts. The Funds may invest in futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Continued)
--------------------------------------------------------------------------------

(the Funds' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Funds each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Funds recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract.

Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involve the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements. The Funds' Custodian takes possession, or segregates possession, of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Federal Income Taxes. The Funds intend to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

Management's Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

ING Pilgrim Investments, Inc. (the "Adviser"), serves as each Fund's investment adviser. Each Fund pays the Adviser an investment advisory fee calculated at an annual rate of 0.95% of average daily net assets for the Pilgrim Growth Opportunities Fund and 1.00% of average daily net assets of Pilgrim MidCap Opportunities Fund and Pilgrim SmallCap Opportunities Fund.

ING Pilgrim Group, Inc. (the "Administrator") serves as administator to each Fund. The Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

ING Pilgrim Securities, Inc. (the "Distributor") is the distributor of each Fund's shares. Under separate Plans of Distribution pertaining to Class A, Class B, Class C and Class T shares, the Funds pay the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B, Class C and Class T shares, and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and Class C shares for all Funds. Class T shares pay monthly distribution fees at an annual rate of 0.70% of average daily net assets for the Pilgrim Growth Opportunities and the Pilgrim SmallCap Opportunities Funds. Class I does not pay distribution or service fees.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Continued)
--------------------------------------------------------------------------------

The Distributor also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class B, Class C, and Class T shares. For the year ended December 31, 2000, the Distributor earned the following amounts in sales charges from the funds:

                           Class A      Class B      Class C      Class T
                           Shares       Shares       Shares       Shares
                          --------     --------     --------     --------
Initial sales charges     $787,426        N/A            N/A        N/A
Contingent deferred
 sales charges                 N/A        N/A       $109,528        N/A

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2000, were as follows:

                            Growth             MidCap            SmallCap
                        Opportunities      Opportunities      Opportunities
                        --------------     --------------     --------------
Purchases               $2,698,769,540     $  316,118,371     $  975,367,162
Proceeds from sales      2,218,355,115        247,057,445        842,953,820

NOTE 4. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Fund for the year ended December 31, 2000, were as follows:

                                                               Pilgrim Growth Opportunities Fund
                               --------------------------------------------------------------------------------------------------
                                           Class A                           Class B                           Class C
                               ------------------------------    ------------------------------    ------------------------------
                                  Shares           Amount           Shares           Amount           Shares           Amount
                               -------------    -------------    -------------    -------------    -------------    -------------
Shares sold                        9,073,117    $ 302,644,101        7,518,752    $ 239,059,218        5,330,125    $ 169,365,141
Shares issued as
 reinvestment of dividends           340,940        9,343,843          313,178        8,129,351          167,384        4,361,451
Shares redeemed                   (4,350,033)    (138,551,847)      (1,307,372)     (38,068,877)        (756,091)     (21,462,799)
                               -------------    -------------    -------------    -------------    -------------    -------------
Net increase                       5,064,024    $ 173,436,097        6,524,558    $ 209,119,692        4,741,418    $ 152,263,793
                               -------------    -------------    -------------    -------------    -------------    -------------

                                                            Pilgrim Growth Opportunities Fund
                             --------------------------------------------------------------------------------------------
                                       Class T                          Class I                         Class Q
                             ----------------------------    ----------------------------    ----------------------------
                                Shares          Amount          Shares          Amount          Shares          Amount
                             ------------    ------------    ------------    ------------    ------------    ------------
Shares sold                        37,238    $  1,235,846             258    $     12,307         452,836    $ 14,307,198
Shares issued as
 reinvestment of dividends        103,870       2,718,440         208,890       5,853,263          20,223         554,300
Shares redeemed                  (785,108)    (24,995,887)           (154)         (5,261)        (69,879)     (2,143,870)
                             ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)          (644,000)   $(21,041,601)        208,994    $  5,860,309         403,180    $ 12,717,628
                             ------------    ------------    ------------    ------------    ------------    ------------

                                                            Pilgrim MidCap Opportunities Fund
                             --------------------------------------------------------------------------------------------
                                        Class A                         Class B                         Class C
                             ----------------------------    ----------------------------    ----------------------------
                                Shares          Amount          Shares          Amount          Shares          Amount
                             ------------    ------------    ------------    ------------    ------------    ------------
Shares sold                     1,539,052    $ 35,460,776       1,564,330    $ 35,935,995       1,317,500    $ 30,373,920
Shares issued as
 reinvestment of dividends         91,879       1,828,926         104,104       2,039,665          73,211       1,427,606
Shares redeemed                  (579,993)    (12,947,201)       (167,531)     (3,675,916)       (221,802)     (4,645,276)
                             ------------    ------------    ------------    ------------    ------------    ------------
Net increase                    1,050,938    $ 24,342,501       1,500,903    $ 34,299,744       1,168,909    $ 27,156,250
                             ------------    ------------    ------------    ------------    ------------    ------------

                                        Pilgrim MidCap Opportunities Fund
                             ------------------------------------------------------
                                       Class I                     Class Q
                             -------------------------   --------------------------
                                Shares        Amount        Shares         Amount
                             -----------   -----------   -----------    -----------
Shares sold                           --   $        --       204,027    $ 4,633,519
Shares issued as
 reinvestment of dividends       346,770     6,945,794        15,211        302,995
Shares redeemed                       --            --       (48,927)    (1,033,465)
                             -----------   -----------   -----------    -----------
Net increase                     346,770   $ 6,945,794       170,311    $ 3,903,049
                             -----------   -----------   -----------    -----------

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                            Pilgrim SmallCap Opportunities Fund(1)
                             --------------------------------------------------------------------------------------------------
                                         Class A                           Class B                           Class C
                             ------------------------------    ------------------------------    ------------------------------
                                Shares           Amount           Shares           Amount           Shares           Amount
                             -------------    -------------    -------------    -------------    -------------    -------------
Shares sold                      4,441,888    $ 289,038,217        1,707,949    $ 106,992,786        1,356,512    $  87,619,842
Shares issued as
 reinvestment of dividends         466,417       22,787,725          683,360       31,619,407          237,876       10,986,485
Shares redeemed                 (3,228,805)    (204,676,330)      (1,063,776)     (61,751,282)        (531,379)     (29,398,162)
                             -------------    -------------    -------------    -------------    -------------    -------------
Net increase                     1,679,500    $ 107,149,612        1,327,533    $  76,860,911        1,063,009    $  69,208,165
                             -------------    -------------    -------------    -------------    -------------    -------------

                                                     Pilgrim SmallCap Opportunities Fund(1)
                             ------------------------------------------------------------------------------------
                                       Class T                       Class I                     Class Q
                             --------------------------    -------------------------   --------------------------
                                Shares         Amount         Shares        Amount        Shares         Amount
                             -----------    -----------    -----------   -----------   -----------    -----------
Shares sold                        9,929    $   642,005             --   $        --        66,690    $ 3,920,299
Shares issued as
 reinvestment of dividends        81,043      3,780,127              1            39         8,491        414,124
Shares redeemed                 (156,635)    (9,395,885)            --            --       (21,253)    (1,119,892)
                             -----------    -----------    -----------   -----------   -----------    -----------
Net increase (decrease)          (65,663)   $(4,973,753)             1   $        39        53,928    $ 3,214,531
                             -----------    -----------    -----------   -----------   -----------    -----------

(1)  The Fund was closed to new investors effective February 29, 2000.

Transactions in capital shares of each Fund for the year ended December 31, 1999 were as follows:

                                                           Pilgrim Growth Opportunities Fund
                             --------------------------------------------------------------------------------------------
                                        Class A                         Class B                         Class C
                             ----------------------------    ----------------------------    ----------------------------
                                Shares          Amount          Shares          Amount          Shares          Amount
                             ------------    ------------    ------------    ------------    ------------    ------------
Shares sold                     1,872,541    $ 58,142,156       2,027,675    $ 60,130,033         608,874    $ 18,046,757
Shares issued as
 reinvestment of dividends        666,579      17,817,292         419,874      10,812,398          57,478       1,505,195
Shares redeemed                  (613,071)    (19,006,293)       (269,785)     (8,084,430)        (68,548)     (2,043,259)
                             ------------    ------------    ------------    ------------    ------------    ------------
Net increase                    1,926,049    $ 56,953,155       2,177,764    $ 62,858,001         597,804    $ 17,508,693
                             ------------    ------------    ------------    ------------    ------------    ------------

                                          Pilgrim Growth Opportunities Fund
                             ------------------------------------------------------------
                                        Class T                         Class I
                             ----------------------------    ----------------------------
                                Shares          Amount          Shares          Amount
                             ------------    ------------    ------------    ------------
Shares sold                        67,360    $  2,034,349           1,435    $     45,831
Shares issued as
 reinvestment of dividends        887,743      22,790,921       1,554,695      41,788,702
Shares redeemed                  (364,750)    (10,823,333)       (786,186)    (25,000,672)
                             ------------    ------------    ------------    ------------
Net increase                      590,353    $ 14,001,937         769,944    $ 16,833,861
                             ------------    ------------    ------------    ------------

                                                      Pilgrim MidCap Opportunities Fund
                             --------------------------------------------------------------------------------------
                                       Class A                       Class B                       Class C
                             --------------------------    --------------------------    --------------------------
                                Shares         Amount         Shares         Amount         Shares         Amount
                             -----------    -----------    -----------    -----------    -----------    -----------
Shares sold                      283,890    $ 4,973,246        374,335    $ 6,815,739        222,578    $ 4,045,982
Shares issued as
 reinvestment of dividends        24,465        383,131         14,896        234,378          8,538        134,709
Shares redeemed                  (59,847)    (1,090,275)        (9,457)      (158,643)       (20,948)      (391,819)
                             -----------    -----------    -----------    -----------    -----------    -----------
Net increase                     248,508    $ 4,266,102        379,774    $ 6,891,474        210,168    $ 3,788,872
                             -----------    -----------    -----------    -----------    -----------    -----------

                                        Pilgrim MidCap Opportunities Fund
                                        ---------------------------------
                                                      Class I
                                            -------------------------
                                               Shares        Amount
                                            -----------   -----------
Shares sold                                           2   $        30
Shares issued as
 reinvestment of dividends                      609,885     9,446,529
Shares redeemed                                      --            --
                                            -----------   -----------
Net increase                                    609,887   $ 9,446,559
                                            -----------   -----------

                                         Pilgrim SmallCap Opportunities Fund
                             ------------------------------------------------------------
                                        Class A                         Class B
                             -----------------------------   ----------------------------
                                Shares          Amount          Shares          Amount
                             ------------    ------------    ------------    ------------
Shares sold                     1,243,016    $ 55,402,036         989,671    $ 41,747,885
Shares issued as
 reinvestment of dividends        215,723       8,110,268         520,483      18,773,628
Shares redeemed                  (947,712)    (36,030,267)     (1,261,882)    (43,273,188)
                             ------------    ------------    ------------    ------------
Net increase
 (decrease)                       511,027    $ 27,482,037         248,272    $ 17,248,325
                             ------------    ------------    ------------    ------------

                                                            Pilgrim SmallCap Opportunities Fund
                             -------------------------------------------------------------------------------------------
                                        Class C                         Class T                         Class I
                             ----------------------------    ----------------------------    ---------------------------
                                Shares          Amount          Shares          Amount          Shares         Amount
                             ------------    ------------    ------------    ------------    ------------   ------------
Shares sold                       540,114    $ 22,951,710          10,438    $    418,294               4   $        130
Shares issued as
 reinvestment of dividends         83,500       3,031,530         102,739       3,715,408               1             27
Shares redeemed                  (403,119)    (13,179,237)       (168,928)     (5,873,761)             --             --
                             ------------    ------------    ------------    ------------    ------------   ------------
Net increase
 (decrease)                       220,495    $ 12,804,003         (55,751)   $ (1,740,059)              5   $        157
                             ------------    ------------    ------------    ------------    ------------   ------------

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 2000 (Continued)
--------------------------------------------------------------------------------

NOTE 6. SECURITY LOANS

Each Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, each Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Funds also continue to earn income on the securities loaned. At December 31, 2000, the Funds did not have any securities on loan.

NOTE 7. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

Capital loss carryforwards available for Federal income tax purposes as of December 31, 2000 are as follows:

                                      Amount          Expiration Dates
                                   ------------       ----------------
Growth Opportunities               $ 70,237,740             2009
MidCap Opportunities                  3,292,990             2009
SmallCap Opportunities               31,071,691             2009

To the extent any future capital gains are offered by these carryforwards, such gains may not be distributed to shareholders.

NOTE 8. LINE OF CREDIT

The Funds, in addition to certain other funds managed by the Advisor, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended December 31, 2000, the Funds did not have any loans outstanding.

NOTE 9. SUBSEQUENT EVENTS

On November 16, 2000, the Board of Trustees approved the following reorganizations:

*    ING MidCap Growth Fund merging into Pilgrim MidCap Opportunities Fund

*    ING SmallCap Growth Fund merging into Pilgrim SmallCap Opportunities Fund.

Proxy statements dated January 26, 2001 for these reorganizations were mailed to the shareholders. Special Meetings of shareholders were held on February 22, 2001 to approve such reorganizations.

Upon approvals, the reorganizations occured after the close of business on February 23, 2001.

Pilgrim
Growth Opportunities
Fund            PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 98.00%
                   Apparel: 0.94%
    213,300   @    Jones Apparel Group, Inc.                       $  6,865,594
                                                                   ------------
                   Banks: 4.72%
    212,000        Bank of New York, Inc.                            11,699,750
    131,600        Fifth Third Bancorp                                7,863,100
    172,722        JP Morgan Chase & Co.                              7,848,055
    140,200        Mellon Financial Corp.                             6,896,088
                                                                   ------------
                                                                     34,306,993
                                                                   ------------
                   Biotechnology: 5.61%
    242,400   @    Arqule, Inc.                                       7,756,800
    149,200   @    Genentech, Inc.                                   12,159,800
     99,200   @    Genzyme Corp-General Division                      8,921,800
     28,400   @    Millennium
                   Pharmaceuticals                                    1,757,250
    117,930   @    Protein Design Labs, Inc.                         10,245,169
                                                                   ------------
                                                                     40,840,819
                                                                   ------------
                   Chemicals: 0.46%
     90,900        Dow Chemical Co.                                   3,329,213
                                                                   ------------
                   Commercial Services: 0.77%
    127,900   @    Concord EFS, Inc.                                  5,619,606
                                                                   ------------
                   Computers: 5.18%
    117,292   @    Affiliated Computer Services, Inc.                 7,118,158
    144,000   @    Brocade Communications System                     13,221,000
    145,200   @    Manhattan Associates, Inc.                         6,189,150
    127,900   @    Veritas Software Corp.                            11,191,250
                                                                   ------------
                                                                     37,719,558
                                                                   ------------
                   Cosmetics/Personal Care: 0.47%
     94,100        Gillette Co.                                       3,399,363
                                                                   ------------
                   Diversified Financial Services: 1.41%
     82,900        Fannie Mae                                         7,191,575
     44,800        Freddie Mac                                        3,085,600
                                                                   ------------
                                                                     10,277,175
                                                                   ------------
                   Electric: 5.24%
     83,300        Duke Energy Corp.                                  7,101,325
    117,900        Exelon Corp.                                       8,277,759
    206,900        NiSource, Inc.                                     6,362,175
    184,100        PPL Corp.                                          8,319,019
    185,700        Reliant Energy, Inc.                               8,043,131
                                                                   ------------
                                                                     38,103,409
                                                                   ------------
                   Electronics: 1.92%
     72,300        PerkinElmer, Inc.                                 $7,591,500
    138,100   @    Sawtek, Inc.                                       6,378,494
                                                                   ------------
                                                                     13,969,994
                                                                   ------------
                   Forest Products & Paper: 1.04%
    134,700        Bowater, Inc.                                      7,593,713
                                                                   ------------
                   Healthcare-Products: 1.20%
    173,000        Stryker Corp.                                      8,752,070
                                                                   ------------
                   Healthcare-Services: 7.45%
    233,500   @    Community Health Systems, Inc.                     8,172,500
    338,200   @    Healthsouth Corp.                                  5,516,887
    253,100   @    Manor Care, Inc.                                   5,220,187
    251,900   @    Oxford Health Plans                                9,950,050
    285,900        Tenet Healthcare Corp.                            12,704,681
    205,600        UnitedHealth Group, Inc.                          12,618,700
                                                                   ------------
                                                                     54,183,005
                                                                   ------------
                   Insurance: 5.43%
     38,300        Everest Re Group Ltd.                              2,743,237
     90,400        Marsh & McLennan Cos.                             10,576,800
    114,700        PMI Group, Inc.                                    7,763,756
    105,400        Progressive Corp-Ohio                             10,922,075
     85,900        XL Capital Ltd.                                    7,505,512
                                                                   ------------
                                                                     39,511,380
                                                                   ------------
                   Internet: 0.80%
    166,700   @    America Online, Inc.                               5,801,160
                                                                   ------------
                   Leisure Time: 1.55%
    366,000        Carnival Corp.                                    11,277,375
                                                                   ------------
                   Machinery-Diversified: 1.32%
     55,800   @    Brooks Automation, Inc.                            1,565,888
    174,900        Deere & Co.                                        8,012,606
                                                                   ------------
                                                                      9,578,494
                                                                   ------------
                   Media: 3.78%
    102,300   @    Cablevision Systems
                   Corp.                                              8,689,106
    410,800   @    Charter Communications, Inc.                       9,320,025
    138,600   @    Clear Channel Communications                       6,713,438
    109,700   @    Hispanic Broadcasting Corp.                        2,797,350
                                                                   ------------
                                                                     27,519,919
                                                                   ------------
                   Miscellaneous Manufacturing: 0.85%
     51,400        Minnesota Mining & Manufacturing Co.            $  6,193,700
                                                                   ------------
                   Oil & Gas Producers: 6.48%
    236,300        Baker Hughes, Inc.                                 9,821,218
    152,500   @    BJ Svcs Co.                                       10,503,437
     51,300        Exxon Mobil Corp.                                  4,459,893
    263,700   @    Global Marine, Inc.                                7,482,488
    219,000   @    R & B Falcon Corp.                                 5,023,312
    231,700   @    Spinnaker Exploration Co.                          9,847,250
                                                                   ------------
                                                                     47,137,598
                                                                   ------------
                   Oil & Gas Services: 1.30%
    143,600   @    Cooper Cameron Corp.                               9,486,575
                                                                   ------------
                   Pharmaceuticals: 8.53%
    185,800        Bristol-Myers Squibb Co.                          13,737,587
     83,300        Cardinal Health, Inc.                              8,298,762
    182,600   @    COR Therapeutics, Inc.                             6,425,237
     75,400        Eli Lilly & Co.                                    7,016,913
     79,500   @    Gilead Sciences, Inc.                              6,593,531
    134,400        Merck & Co., Inc.                                 12,583,200
    103,800   @    Vertex Pharmaceuticals, Inc.                       7,421,700
                                                                   ------------
                                                                     62,076,930
                                                                   ------------
                   Pipelines: 2.76%
    179,500        EL Paso Energy Corp.                              12,856,687
    181,300        Williams Cos., Inc.                                7,240,669
                                                                   ------------
                                                                     20,097,356
                                                                   ------------
                   Retail: 4.56%
    199,900   @    Abercrombie and Fitch Co.                          3,998,000
    148,100   @    American Eagle Outfitters, Inc.                    6,257,225
    250,682        Gap, Inc.                                          6,392,391
    239,100   @    Men's Wearhouse, Inc.                              6,515,475
    158,400   @    Starbucks Corp.                                    7,009,200
    107,300        TJX Companies, Inc.                                2,977,575
                                                                   ------------
                                                                     33,149,866
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth Opportunities
Fund            PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                  Value
------                                                                  -----
                   Semiconductors: 4.23%
     70,700   @    Alpha Industries, Inc.                          $  2,615,900
     51,200   @    Applied Micro Circuits Corp.                       3,842,400
     50,800   @    Cirrus Logic, Inc.                                   952,500
     99,400   @    Micron Technology, Inc.                            3,528,700
     97,600   @    Novellus Systems, Inc.                             3,507,500
    105,300   @    Qlogic Corp.                                       8,108,100
    164,000   @    Triquint Semiconductor, Inc.                       7,164,750
     19,000   @    Vitesse Semiconductor Corp.                        1,050,938
                                                                   ------------
                                                                     30,770,788
                                                                   ------------
                   Software: 8.07%
    100,100   @    Acxiom Corp.                                       3,897,644
    111,800        Adobe Systems, Inc.                                6,505,362
    208,700   @    BEA Sys, Inc.                                     14,048,120
    124,000   @    Cerner Corp.                                       5,735,000
    316,500   @    Citrix Systems, Inc.                               7,121,250
    105,000   @    Documentum, Inc.                                   5,217,188
    212,600   @    Manugistics Group, Inc.                           12,118,200
    207,400   @    Peregrine Systems, Inc.                            4,096,150
                                                                   ------------
                                                                     58,738,914
                                                                   ------------
                   Telecommunications: 11.93%
    257,000   @    Aeroflex, Inc.                                  $  7,408,828
     42,900   @    CIENA Corp.                                        3,485,625
     79,500   @    Comverse Technology, Inc.                          8,635,688
     98,800   @    Emulex Corp.                                       7,897,825
     71,100   @    Juniper Networks Inc.                              8,963,044
    236,200   @    McLeodUSA, Inc.                                    3,336,325
     47,300        Newport Corp.                                      3,718,224
    215,800  @@    Nokia OYJ                                          9,387,300
    157,500  @@    Nortel Networks Corp.                              5,049,844
    156,600   @    Powerwave Technologies, Inc.                       9,161,100
    142,600   @    Qualcomm, Inc.                                    11,719,938
    127,100   @    Time Warner Telecom, Inc.                          8,062,906
                                                                   ------------
                                                                     86,826,647
                                                                   ------------
                   Total Long-Term Investments
                    (Cost $ 696,320,101)                            713,127,214
                                                                   ------------

Principal
Amount                                                                Value
------                                                                -----
SHORT-TERM INVESTMENTS: 3.24%
                   Repurchase Agreements: 3.24%
$23,560,000        State Street Repurchase Agreement,
                    5.70% due 1/02/01 (Collateralized by
                    $22,100,000 U.S. Treasury Notes,
                    6.875% Due 05/15/06, Market
                    Value $24,033,750)                             $ 23,560,000
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $23,560,000)                               23,560,000
                                                                   ------------
                   Total Investments in Securities
                    (Cost $ 719,880,101)*                101.24%   $736,687,214

                   Other Assets and Liabilities-Net       -1.24%    (9,035,801)
                                                         ------    ------------
                   Net Assets                            100.00%   $727,651,413
                                                         ======    ============

@    Non-income producing security

@@   Foreign Issuer

* Cost for federal income tax purposes is $727,740,056. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $ 63,715,019
                   Gross Unrealized Depreciation                    (54,767,861)
                                                                   ------------
                         Net Unrealized Appreciation               $  8,947,158
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap Opportunities
Fund            PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 88.82%
                   Advertising: 0.59%
     29,400   @    Getty Images, Inc.                              $    940,800
                                                                   ------------
                   Apparel: 0.89%
     43,700   @    Jones Apparel Group, Inc.                          1,406,594
                                                                   ------------
                   Banks: 1.00%
     35,700        TCF Financial Corp.                                1,590,881
                                                                   ------------
                   Biotechnology: 5.45%
      7,800        Applera Corp-Applied Biosystems Group                733,687
      6,882   @    Diacrin, Inc.                                         34,410
     34,500   @    Enzon, Inc.                                        2,141,156
     28,100   @    Genzyme Corp-General Division                      2,527,244
     20,700   @    Invitrogen Corp.                                   1,787,963
      3,800   @    Millennium Pharmaceuticals                           235,125
     13,600   @    Protein Design Labs, Inc.                          1,181,500
                                                                   ------------
                                                                      8,641,085
                                                                   ------------
                   Commercial Services: 3.13%
     68,500   @    Concord EFS, Inc.                                  3,009,719
     73,600   @    Robert Half International, Inc.                    1,950,400
                                                                   ------------
                                                                      4,960,119
                                                                   ------------
                   Computers: 1.51%
     26,000   @    Brocade Communications System                     2,387,125
                                                                   ------------
                   Electric: 3.38%
     18,200        Cinergy Corp.                                        639,275
     56,400        NiSource, Inc.                                     1,734,300
     54,600        PPL Corp.                                          2,467,237
     11,900        Reliant Energy, Inc.                                 515,418
                                                                   ------------
                                                                      5,356,230
                                                                   ------------
                   Electronics: 4.64%
     21,600        PerkinElmer, Inc.                                  2,268,000
     43,700   @    Sawtek, Inc.                                       2,018,394
    103,200   @    Thermo Electron Corp.                              3,070,200
                                                                   ------------
                                                                      7,356,594
                                                                   ------------
                   Gas: 0.75%
     27,900        KeySpan Corp.                                      1,182,263
                                                                   ------------
                   Healthcare Services: 7.17%
    110,200   @    Community Health Systems, Inc.                  $  3,857,000
     75,100   @    Health Management Associates, Inc.                 1,558,325
     70,600   @    Oxford Health Plans                                2,788,700
     22,300   @    Quest Diagnostics, Inc.                            3,166,600
                                                                   ------------
                                                                     11,370,625
                                                                   ------------
                   Insurance: 7.04%
     66,000        ACE, Ltd.                                          2,800,875
     14,200        Fidelity National Financial, Inc.                    524,512
     31,800        PMI Group, Inc.                                    2,152,463
     21,700        Progressive Corp-Ohio                              2,248,662
     25,300        Radian Group, Inc.                                 1,899,081
     17,600        XL Capital, Ltd.                                   1,537,800
                                                                   ------------
                                                                     11,163,393
                                                                   ------------
                   Leisure Time: 0.59%
     35,100        Royal Caribbean Cruises, Ltd.                        928,395
                                                                   ------------
                   Machinery-Diversified: 0.82%
     28,500        Deere & Co.                                        1,305,656
                                                                   ------------
                   Media: 2.97%
    121,500   @    Charter Communications, Inc.                       2,756,531
     76,200   @    Hispanic Broadcasting Corp.                      1,943,100
                                                                   ------------
                                                                      4,699,631
                                                                   ------------
                   Oil & Gas Producers: 5.95%
     33,400        Ensco International, Inc.                          1,137,688
     50,800        EOG Resources, Inc.                                2,778,125
     43,100   @    Global Marine, Inc.                                1,222,962
     49,900   @    Nabors Industries, Inc.                            2,951,585
     29,000        Noble Affiliates, Inc.                             1,334,000
                                                                   ------------
                                                                      9,424,360
                                                                   ------------
                   Oil & Gas Services: 6.41%
     61,800        Baker Hughes, Inc.                                 2,568,563
     37,000   @    BJ Svcs Co.                                        2,548,375
     30,700   @    Cooper Cameron Corp.                               2,028,119
     77,900   @    National-Oilwell, Inc.                             3,013,756
                                                                   ------------
                                                                     10,158,813
                                                                   ------------
                   Pharmaceuticals: 6.60%
     13,400   @    Abgenix, Inc.                                   $    791,437
     41,800   @    COR Therapeutics, Inc.                             1,470,838
     30,200   @    Express Scripts, Inc.                              3,087,950
     31,000   @    Gilead Sciences, Inc.                              2,571,062
     14,600   @    OSI Pharmaceuticals, Inc.                          1,169,825
     19,200   @    Vertex Pharmaceuticals, Inc.                       1,372,800
                                                                   ------------
                                                                     10,463,912
                                                                   ------------
                   Pipelines: 4.79%
         22        Dynegy, Inc.                                           1,233
     39,200        El Paso Energy Corp.                               2,807,700
     18,500        Equitable Resources, Inc.                          1,234,875
     68,000        Kinder Morgan, Inc.                                3,548,750
                                                                   ------------
                                                                      7,592,558
                                                                   ------------
                   Retail: 2.65%
     87,000        Family Dollar Stores                               1,865,062
     37,100   @    Starbucks Corp.                                    1,641,675
     25,100        TJX Companies, Inc.                                  696,525
                                                                   ------------
                                                                      4,203,262
                                                                   ------------
                   Semiconductors: 3.82%
      5,200   @    Cirrus Logic, Inc.                                    97,500
     32,000   @    Novellus Systems, Inc.                             1,150,000
     17,000   @    Qlogic Corp.                                       1,309,000
     13,900   @    Teradyne, Inc.                                       517,775
     35,100   @    Triquint Semiconductor, Inc.                       1,533,431
     26,200   @    Vitesse Semiconductor Corp.                        1,449,188
                                                                   ------------
                                                                      6,056,894
                                                                   ------------
                   Software: 8.62%
     81,100   @    Acxiom Corp.                                       3,157,831
     56,500   @    Cadence Design Systems, Inc.                       1,553,750
     47,100   @    Cerner Corp.                                       2,178,377
     75,800   @    Citrix Systems, Inc.                               1,705,500
     69,800   @    Manugistics Group, Inc.                            3,978,600
     44,500   @    Peregrine Systems, Inc.                              878,875
     14,500   @    Progress Software Corp.                              209,344
                                                                   ------------
                                                                     13,662,277
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap Opportunities
Fund            PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                  Value
------                                                                  -----
                   Telecommunications: 10.05%
     89,200   @    Aeroflex, Inc.                                     2,571,468
     31,200   @    Comverse Technology, Inc.                          3,389,102
     20,800   @    Emulex Corp.                                       1,662,700
      9,900        Newport Corp.                                        778,232
     51,300   @    Powerwave Technologies, Inc.                       3,001,051
     41,400   @    RF Micro Devices, Inc.                             1,135,912
     26,600   @    Time Warner Telecom, Inc.                       $  1,687,437
    146,000   @    WinStar Communications, Inc.                       1,706,375
                                                                   ------------
                                                                     15,932,277
                                                                   ------------
                   Total Long Term Investments
                    (Cost $ 123,822,455)                            140,783,744
                                                                   ------------

SHORT-TERM INVESTMENTS: 12.00%
                   Repurchase Agreements: 12.00%
$19,013,000        State Street Repurchase Agreement,
                    5.75% due 1/02/01 (Collateralized by
                    $ 17,835,000 U.S. Treasury Notes,
                    6.875% Due 5/15/06, Market Value
                    $ 19,395,563)                                  $ 19,013,000
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $ 19,013,000)                              19,013,000
                                                                   ------------
                   Total Investments in Securities
                    (Cost $142,835,455)*                100.82%    $159,796,744
                   Other Assets and Liabilities-Net      -0.82%      (1,295,646)
                                                        ------     ------------
                   Net Assets                           100.00%    $158,501,098
                                                        ======     ============

@    Non-income producing security

* Cost for federal income tax purposes is $144,623,564. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $ 24,735,442
                   Gross Unrealized Depreciation                    (9,562,262)
                                                                   ------------
                         Net Unrealized Appreciation               $ 15,173,180
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap Opportunities
Fund            PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                  Value
------                                                                  -----
COMMON STOCKS: 91.79%
                   Advertising: 0.74%
    133,400   @    Getty Images, Inc.                              $  4,268,800
                                                                   ------------
                   Apparel: 1.13%
    225,266   @    Coach, Inc.                                        6,476,398
                                                                   ------------
                   Banks: 1.81%
     80,100        Commerce Bancorp, Inc., NJ                         5,476,838
    110,800        TCF Financial Corp.                                4,937,525
                                                                   ------------
                                                                     10,414,363
                                                                   ------------
                   Biotechnology: 7.19%
    117,400   @    Arena Pharmaceuticals, Inc.                        1,819,700
    220,600   @    Arqule, Inc.                                       7,059,200
    252,200   @    Curis, Inc.                                        2,238,275
     37,282   @    Diacrin, Inc.                                        186,410
    172,000   @    Eden Bioscience Corp.                              5,149,250
     55,800   @    Enzon, Inc.                                        3,463,088
     92,200   @    Genaissance Pharmaceuticals                        1,659,600
    130,400   @    Invitrogen Corp.                                  11,263,300
     55,100   @    Myriad Genetics, Inc.                              4,559,525
     44,700   @    Protein Design Labs, Inc.                          3,883,312
                                                                   ------------
                                                                     41,281,660
                                                                   ------------
                   Commercial Services: 4.27%
    262,000   @    Albany Molecular Research, Inc.                   16,145,750
     75,700   @    First Health Group Corp.                           3,524,781
     97,200   @    Pharmaceutical Product Development                 4,829,625
                                                                   ------------
                                                                     24,500,156
                                                                   ------------
                   Computers: 2.61%
    214,700   @    Carreker Corp.                                     7,460,825
    176,000   @    Manhattan Associates, Inc.                         7,502,000
                                                                   ------------
                                                                     14,962,825
                                                                   ------------
                   Diversified Financial Services: 0.65%
    120,700        Heller Financial, Inc.                             3,703,981
                                                                   ------------
                   Electric: 0.90%
    188,800        Kansas City Power & Light                          5,180,200
                                                                   ------------
                   Electrical Components & Equipment: 0.10%
     19,900   @    Wilson Greatbatch Technologies, Inc.                 562,175
                                                                   ------------
                   Electronics: 0.86%
    106,300   @    Sawtek, Inc.                                    $  4,909,731
                                                                   ------------
                   Energy-Alternate Sources: 0.16%
    119,700   @    H Power Corp.                                        920,194
                                                                   ------------
                   Environmental Control: 0.93%
    161,000   @    Waste Connections, Inc.                            5,323,063
                                                                   ------------
                   Healthcare Products: 3.67%
    130,700   @    Aerogen, Inc.                                      1,388,687
    124,000   @    Curon Medical, Inc.                                  497,937
     84,600   @    Henry Schein, Inc.                                 2,929,275
    136,400   @    Inverness Medical Technology, Inc.                 5,311,075
    114,100   @    Kensey Nash Corp.                                  1,155,262
     85,500   @    Resmed, Inc.                                       3,409,313
    397,000   @    Steris Corp.                                       6,401,625
                                                                   ------------
                                                                     21,093,174
                                                                   ------------
                   Healthcare Services: 18.48%
      4,300   @    Apria Healthcare Group, Inc.                         127,925
    266,000   @    Community Health Systems, Inc.                     9,310,000
     89,400   @    Coventry Health Care, Inc.                         2,385,862
     89,900   @    Laboratory Corp. Of America Holdings              15,822,400
    319,800   @    LifePoint Hospitals, Inc.                         16,029,975
    246,800   @    Manor Care, Inc.                                   5,090,250
    209,000   @    Oxford Health Plans                                8,255,500
    294,600   @    Province Healthcare Co.                           11,599,875
     99,200   @    Quest Diagnostics, Inc.                           14,086,400
     62,500   @    Specialty Laboratories                             2,070,312
    338,800   @    Triad Hospitals, Inc.                             11,032,175
    131,400   @    Trigon Healthcare, Inc.                           10,224,563
                                                                   ------------
                                                                    106,035,237
                                                                   ------------
                   Insurance: 2.18%
    166,900        Radian Group, Inc.                                12,527,931
                                                                   ------------
                   Internet: 0.19%
     36,100   @    IndyMac Bancorp, Inc.                              1,064,950
                                                                   ------------
                   Machinery-Diversified: 0.88%
     43,100   @    Brooks Automation, Inc.                            1,209,494
    169,100        Stewart & Stevenson Services                       3,839,098
                                                                   ------------
                                                                      5,048,592
                                                                   ------------
                   Media: 0.97%
    304,300   @    Entravision Communications Corp.                $  5,591,513
                                                                   ------------
                   Metal Fabricate/Hardware: 1.35%
    154,400   @    Shaw Group Inc.                                    7,720,000
                                                                   ------------
                   Oil & Gas Producers: 8.53%
    442,950        Cross Timbers Oil Co.                             12,291,862
    128,100   @    HS Resources, Inc.                                 5,428,238
    131,200   @    Marine Drilling Co., Inc.                          3,509,600
    195,700   @    Precision Drilling Corp.                           7,350,981
    284,800   @    Pride International, Inc.                          7,013,200
    206,300   @    Spinnaker Exploration Co.                          8,767,750
    209,700   @    Westport Resources Corp.                           4,600,294
                                                                   ------------
                                                                     48,961,925
                                                                   ------------
                   Oil & Gas Services: 4.53%
    109,800   @    BJ Services Co.                                    7,562,475
    122,400   @    Grant Prideco, Inc.                                2,685,150
    403,100   @    Key Energy Services Inc.                           4,207,356
    190,000   @    National-Oilwell, Inc.                             7,350,625
    110,300   @    Universal Compression Holdings, Inc.               4,156,931
                                                                   ------------
                                                                     25,962,537
                                                                   ------------
                   Pharmaceuticals: 9.25%
     71,300   @    Abgenix, Inc.                                      4,211,156
    368,800   @    COR Therapeutics, Inc.                            12,977,150
    148,400   @    Esperion Therapeutics, Inc.                        1,613,850
    210,200   @    Inspire Pharmaceuticals, Inc.                      5,478,338
    321,600   @    Intrabiotics Pharmaceuticals, Inc.                 3,095,400
    101,200   @    Neopharm, Inc.                                     3,832,950
     54,100   @    OSI Pharmaceuticals, Inc.                          4,334,762
    211,600   @    Syncor International Corp-Del                      7,696,950
     90,474   @    Trimeris, Inc.                                     4,964,760
     67,800   @    Vertex Pharmaceuticals, Inc.                       4,847,700
                                                                   ------------
                                                                     53,053,016
                                                                   ------------
                   Pipelines: 0.70%
    133,300        Questar Corp.                                      4,007,331
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap Opportunities
Fund            PORTFOLIO OF INVESTMENTS as of December 31, 2000
--------------------------------------------------------------------------------

                                                                       Market
Shares                                                                  Value
------                                                                  -----
                   Retail: 8.54%
    399,200   @    Abercrombie and Fitch Co.                       $  7,984,000
    154,900   @    American Eagle Outfitters, Inc.                    6,544,525
    190,700   @    California Pizza Kitchen, Inc.                     5,387,275
     73,400   @    Coldwater Creek, Inc.                              2,279,987
    253,516   @    HOT Topic, Inc.                                    4,167,169
     18,600   @    Krispy Kreme Doughnuts, Inc.                       1,543,800
    101,300   @    Linens 'N Things, Inc.                             2,798,413
    235,700   @    Men's Wearhouse, Inc.                              6,422,825
    150,700   @    P.F. Chang's China Bistro, Inc.                    4,737,631
    109,600        TJX Companies, Inc.                                3,041,400
    198,200   @    Wet Seal, Inc.                                     4,075,488
                                                                   ------------
                                                                     48,982,513
                                                                   ------------
                   Semiconductors: 3.08%
    110,400   @    Alpha Inds, Inc.                                   4,084,800
    116,200   @    Celeritek, Inc.                                    4,430,125
    105,900   @    Photronics, Inc.                                   2,482,031
     58,400   @    Qlogic Corp.                                       4,496,800
     71,600   @    Rudolph Technologies, Inc.                         2,161,425
                                                                   ------------
                                                                     17,655,181
                                                                   ------------
                   Software: 5.70%
     98,900   @    Cerner Corp.                                     $ 4,574,125
     49,800   @    Documentum, Inc.                                   2,474,438
    241,000   @    Manugistics Group, Inc.                           13,737,000
     65,700   @    Numerical Technologies, Inc.                       1,186,706
    197,100   @    OTG Software, Inc.                                 3,181,317
    220,200   @    Serena Software, Inc.                              7,538,409
                                                                   ------------
                                                                     32,691,995
                                                                   ------------
                   Telecommunications: 2.39%
    207,500   @    Aeroflex, Inc.                                     5,981,836
    130,200   @    Ixia                                               2,978,326
     83,200   @    Stanford Microdevices, Inc.                        2,995,201
    103,100   @    Stratos Lightwave, Inc.                            1,759,144
                                                                   ------------
                                                                     13,714,507
                                                                   ------------
                   Total Long Term Investments
                    (Cost $383,707,457)                             526,613,948
                                                                   ------------

Principal
Amount                                                                Value
------                                                                -----
SHORT-TERM INVESMENTS: 7:81%
                   Repurchase Agreements: 7.81%
$44,782,000        State Street Repurchase Agreement,
                    5.750% due 1/02/01 (Collateralized by
                    $18,555,000 U.S. Treasury Notes,
                    6.875% Due 05/15/06, Market Value
                    $20,178,563, $24,260,000 U.S. Treasury
                    Bonds, 7.875% Due 11/15/07, Market
                    Value $25,503,363)                             $ 44,782,000
                                                                   ------------
                   Total Short-Term Investments
                    (Cost $44,782,000)                               44,782,000
                                                                   ------------
                   Total Investments in Securities
                    (Cost $428,489,457)                   99.60%   $571,395,948
                   Other Assets and Liabilities-Net        0.40%      2,319,458
                                                         ------    ------------
                   Net Assets                            100.00%   $573,715,406
                                                         ======    ============

@    Non-income producing security

* Cost for federal income tax purposes is $429,848,990 Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $169,276,288
                   Gross Unrealized Depreciation                    (27,729,330)
                                                                   ------------
                         Net Unrealized Appreciation               $141,546,958
                                                                   ============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                               SHAREHOLDER MEETING
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim MidCap Opportunities Fund was held in Phoenix, Arizona on August 18, 2000.

A brief description of each matter voted upon as well as the results are outlined below:

                                                                               Shares
                                                                 Shares     voted against    Shares      Broker
                                                                voted for    or withheld    abstained   non-vote    Total
                                                                ---------    -----------    ---------   --------    -----
1.  To elect eleven (11) Directors or Trustees, as the
    case may be, to hold office until the election and
    qualification of their successors:

Al Burton                                                       5,700,970      14,669          --          --      5,715,639
Paul S. Doherty                                                 5,704,066      11,573          --          --      5,715,639
Robert B. Goode, Jr.                                            5,704,460      11,179          --          --      5,715,639
Alan L. Gosule                                                  5,704,460      11,179          --          --      5,715,639
Walter H. May                                                   5,704,460      11,179          --          --      5,715,639
Jock Patton                                                     5,704,460      11,179          --          --      5,715,639
David W.C. Putnam                                               5,704,460      11,179          --          --      5,715,639
John R. Smith                                                   5,700,576      15,063          --          --      5,715,639
Robert W. Stallings                                             5,704,460      11,179          --          --      5,715,639
John G. Turner                                                  5,704,460      11,179          --          --      5,715,639
David W. Wallace                                                5,700,576      15,063          --          --      5,715,639

2. To approve a new Investment Management Agreement between Pilgrim MidCap Opportunities and Pilgrim
    Investments, Inc. ("Pilgrim") to reflect the acquisition of Pilgrim by ING Groep N.V. ("ING"), with no change in the advisory fees payable to
    Pilgrim:

Pilgrim MidCap Opportunities Fund                               5,662,813      52,827          --          --      5,715,640

3.  To ratify the appointment of PricewaterhouseCoopers
    LLP as independent auditors for the Funds for the fiscal year ending December 31, 2000:

Pilgrim MidCap Opportunities Fund                               5,688,967      26,673          --          --      5,715,640

-------
Pilgrim
Funds
-------

                               SHAREHOLDER MEETING
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Growth Opportunities Fund and Pilgrim SmallCap Opportunities Fund was held in Phoenix, Arizona on August 25, 2000. Proposal items 2 and 3 were adjourned for Pilgrim SmallCap Opportunities Fund until August 29, 2000.

A brief description of each matter voted upon as well as the results are outline below:

                                                                                Shares
                                                                 Shares      voted against    Shares      Broker
                                                                voted for     or withheld    abstained   non-vote         Total
                                                                ---------     -----------    ---------   --------         -----
1.  To elect eleven (11) Directors or Trustees, as the
    case may be, to hold office until the election and
    qualification of their successors:

Al Burton                                                       18,169,541      382,124         --              --     18,551,665
Paul S. Doherty                                                 18,193,490      358,175         --              --     18,551,665
Robert B. Goode, Jr.                                            18,183,555      368,110         --              --     18,551,665
Alan L. Gosule                                                  18,195,011      356,654         --              --     18,551,665
Walter H. May                                                   18,195,069      356,596         --              --     18,551,665
Jock Patton                                                     18,190,025      361,640         --              --     18,551,665
David W.C. Putnam                                               18,196,298      355,367         --              --     18,551,665
John R. Smith                                                   18,174,863      376,802         --              --     18,551,665
Robert W. Stallings                                             18,201,815      349,850         --              --     18,551,665
John G. Turner                                                  18,202,444      349,221         --              --     18,551,665
David W. Wallace                                                18,168,148      383,517         --              --     18,551,665

2. To approve an amendment to the advisory contract between each Fund and Pilgrim Investments, Inc.
    ("Pilgrim") which increases the contractual advisory feee payable to Pilgrim. Pilgrim has sought a fee increase to attempt to continue to provide high quality investment management services in the face of escalating costs in managing the Funds:

Pilgrim Growth Opportunities Fund                                9,333,579      807,045         --       2,544,629    10,140,624
Pilgrim SmallCap Opportunities Fund                              3,974,797      590,751         --       1,194,982     5,760,530

3. To approve the following new advisory contracts between the Funds and Pilgrim to reflect the acquisition of ReliaStar Financial Corp.
    ("ReliaStar"), the indirect parent company of Pilgrim Investments, by ING Groep N.V., with no change in the fee payable to Pilgrim as a result of the change in control. Shareholders were asked to approve the new advisory contracts to take effect after the acquisition so that management of each Fund can continue to uninterrupted after the transaction, because the current agreements may terminate automatically as a result of the transaction:

3.  (a) An Investment Management Agreement, assuming
        Proposal 2 is approved by shareholders; and

Pilgrim Growth Opportunities Fund                                9,420,503      807,045         --       2,544,629    12,772,177
Pilgrim SmallCap Opportunities Fund                              4,079,967      485,581         --       1,194,982     5,760,530

    (b) An Investment Management Agreement, assuming
        Proposal 2 is not approved by shareholders; and

Pilgrim Growth Opportunities Fund                               12,035,666      561,357         --              --    12,597,023

4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Funds for the fiscal year ending December 31, 2000.

Pilgrim Growth Opportunities Fund                               12,399,043      286,210         --              --    12,685,253
Pilgrim SmallCap Opportunities Fund                              5,661,022      205,391         --              --     5,866,413


-------
Pilgrim
Funds
-------

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the fiscal year ended December 31, 2000 were as follows:

Fund Name                      Type     Per Share Amount
---------                      ----     ----------------
Growth Opportunities Fund      STCG         $ 0.2565
                               LTCG         $ 1.2300
MidCap Opportunities Fund      STCG         $ 1.1090
                               LTCG         $ 1.0720
SmallCap Opportunities Fund    STCG         $ 6.2060
                               LTCG         $ 2.6970

STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal year ended December 31, 2000, the following percentages qualify for the dividends received deduction available to corporate shareholder; 0.00%, 5.51% and 0.00% for Pilgrim Growth Opportunities Fund, Pilgrim MidCap Opportunities Fund and Pilgrim SmallCap Opportunities Fund, respectively.

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2001, shareholders, excluding corporate shareholders, should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2000.

Investment Manager

ING Pilgrim Investments, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Pilgrim Group, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

Custodian

State Street Bank & Trust
One Heritage Drive
North Quincy, Massachusetts 02171

Legal Counsel

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

Independent Auditors

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071


Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                              OPPSANN123100-030101